Supplement dated August 10, 2005 to the
Statements of Additional Information (SAI) of the Funds listed below.


PFPC Trust Company, located at 400 Bellevue Parkway,
Wilmington DE, 19809, will serve as custodian for each Fund's portfolio securities and cash, and in that capacity will maintain certain financial and accounting books and records pursuant to an agreement with the applicable Fund, beginning on the dates specified below.
These effective dates may vary for any Fund if circumstances require. Subcustodians will continue to provide custodial services for each Fund's foreign assets held outside the United States.

Name of Fund		 Effective Date		SAI Date

Strategic Partners
Style Specific Funds		            November 22, 2004
  Strategic Partners
  Large Capitalization
  Value Fund		September 26, 2005
  Strategic Partners
  Small Capitalization
  Value Fund		August 15, 2005
  Strategic Partners
  TotalReturn
  Bond Fund	        August 15, 2005


MFSP503C4